UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 27, 2005
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Park Granada, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 1.01 Entry into a Material Definitive Agreement
Andrew Gissinger, III Relocation Agreement
     On January 29, 2004, Countrywide Financial Corporation (the “Company”) and Andrew Gissinger, III, Senior Managing Director, Chief Production Officer, of the Company entered into a Personalized Relocation Terms Document (the “Relocation Agreement”) with an effective date of March 1, 2004, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference. Pursuant to the terms of the Relocation Agreement, the Company agreed to, among other things, purchase Mr. Gissinger’s home in Poway, California (the “Property”) for the appraised value of the Property, which was $2,250,000 in August 2005. The Company has also agreed to reimburse Mr. Gissinger for up to $375,100 in related closing, housing and moving expenses, $172,500 of which will relate to costs incurred by the Company in connection with any sale of the Property.
     On September 27, 2005, Countrywide Home Loans Inc., a subsidiary of the Company, and Mr. Gissinger entered into a Purchase Contract (the “Purchase Contract”), a copy of which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference, to effectuate the purchase of the Property as agreed to in the Relocation Agreement. The Purchase Contract contains the terms and conditions of sale of the Property and transfers economic responsibility for the Property from Mr. Gissinger to the Company as of August 15, 2005. On September 26, 2005 and on September 27, 2005, the Audit and Ethics Committee of the Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), respectively, approved the terms of the relocation package for Mr. Gissinger.
Third Amendment to 2000 Equity Incentive Plan
     On September 27, 2005, the Compensation Committee approved the Third Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation (the “Equity Plan Amendment”), a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference. The Equity Plan Amendment precludes the Company from financing the purchase price or exercise of any stock option or award granted under the 2000 Equity Incentive Plan.
Amendment to 2003 Non-Employee Directors’ Fee Plan
     On September 27, 2005, the Compensation Committee approved an amendment to the Countrywide Financial Corporation 2003 Non-Employee Directors’ Fee Plan to provide for an annual fee to be paid to the non-employee director who serves as the lead director of the non-employee members of the Board of Directors of the Company (the “Lead Director Retainer Fee”), effective as of June 15, 2005. The Lead Director Retainer Fee is in addition to the annual retainer fee to which all directors are entitled. The Lead Director Retainer Fee is to be determined at the sole discretion of the Board of Directors of the Company, but is initially set at $25,000 per year and may be paid in the form of restricted stock of the Company. A copy of the Countrywide Financial Corporation 2003 Non-Employee Directors’ Fee Plan, as amended and restated on September 27, 2005 (the “Directors’ Plan”), is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Amendment Number Five to Global Stock Plan
     On September 27, 2005, the Compensation Committee approved Amendment Number Five to Countrywide Financial Corporation Global Stock Plan (the “Global Stock Plan Amendment”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference. The Global Stock Plan Amendment provides that the Company’s employee stock purchase plan will have an option price of 92.5% of the fair market value of the Company’s stock on the offering termination date and will no longer provide that the option price is the lesser of the stock price on the offering termination date or the date that is one year prior to the offering termination date.
     The foregoing descriptions of the Relocation Agreement, the Purchase Contract, the Equity Plan Amendment, the Directors’ Plan and the Global Stock Plan Amendment are qualified in their entirety by reference to the Relocation Agreement, the Purchase Contract, the Equity Plan Amendment, the Directors’ Plan and the Global Stock Plan Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits.

10.1	Personalized Relocation Terms Document by and between the Company and Andrew Gissinger, III dated as of January 29, 2004.

10.2	Purchase Contract by and between Countrywide Home Loans Inc. and Andrew Gissinger, III dated as of September 27, 2005.

10.3	Third Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.4	Countrywide Financial Corporation 2003 Non-Employee Directors’ Fee Plan, as amended and restated on September 27, 2005.

10.5	Amendment Number Five to Countrywide Financial Corporation Global Stock Plan.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: September 30, 2005	/s/ MARSHALL M. GATES

Name: Marshall M. Gates
Title: Senior Managing Director, Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.
10.1	Personalized Relocation Terms Document by and between the Company and Andrew Gissinger, III dated as of January 29, 2004.

10.2	Purchase Contract by and between Countrywide Home Loans Inc. and Andrew Gissinger, III dated as of September 27, 2005.

10.3	Third Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.4	Countrywide Financial Corporation 2003 Non-Employee Directors’ Fee Plan, as amended and restated on September 27, 2005.

10.5	Amendment Number Five to Countrywide Financial Corporation Global Stock Plan.

5